SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 8, 2014 (October 7, 2014)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure

On October 7, 2014,  Dynegy Inc. (“Dynegy”) issued a press release announcing the launch of concurrent notes offerings. Dynegy through its wholly-owned subsidiaries, Dynegy Finance I, Inc. (the “Duke Escrow Issuer”) and Dynegy Finance II, Inc. (the “EquiPower Escrow Issuer”) commenced offerings for an aggregate principal amount of $5.1 billion of unsecured senior notes in private placement transactions, subject to customary market and closing conditions. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On October 7, 2014, Dynegy issued a press release announcing the pricing of  its previously announced concurrent underwritten public offerings of 22,500,000 shares of common stock at $31.00 per share and 4,000,000 shares of mandatory convertible preferred stock with a purchase price and liquidation preference of $100.00 per share.  In addition, the underwriters in each offering have been granted an option to purchase up to 3,375,000 additional shares of common stock and up to 600,000 additional shares of mandatory convertible preferred stock.  A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
99.1	Press release dated October 7, 2014 announcing Dynegy’s notes offerings launch.

99.2	Press release dated October 7, 2014, announcing Dynegy’s pricing of common stock and mandatory convertible preferred stock offerings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)
Dated: October 8, 2014	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release dated October 7, 2014 announcing Dynegy’s notes offerings launch.

99.2	Press release dated October 7, 2014, announcing Dynegy’s pricing of common stock and mandatory convertible preferred stock offerings.